My EDGARUNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2007

PAYMENT DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-30152	98-0190072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 SAN PEDRO, SUITE 120, SAN ANTONIO, TEXAS 78216

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:     (210)  249-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On August 21, 2006, we entered into a zero-discount Promissory Note with Dutchess Private Equities Fund, II, LP. Pursuant to terms of the Note, we received $500,000 and promised to pay Dutchess $625,000 with a maturity date of August 21, 2007. Payments on the Note were to be made from the equity line of credit that we previously entered into with Dutchess. Under the terms of the Note, we agreed to make payments to Dutchess of 100% of each put, until $52,083 had been paid during a calendar month, after which 50% of the put amounts for that month were be paid to Dutchess until the face amount of the Note was paid in full, with a minimum monthly amount of $52,083 due to Dutchess by the last business day of each month. The payments were due at the closing of every put to Dutchess.

In addition, under the terms of the Note, we agreed to pay all financing proceeds raised by us during the term of the Note exceeding the aggregate amount of $500,000 towards prepayment of the note. On March 9, 2007, we received $500,000 in readily available funds from our sale of common stock on March 1, 2007, which brought the aggregate amount of financing raised during the term of the note to approximately $890,000. Accordingly, we prepaid the balance of the note in full to Dutchess on March 12, 2007 in the amount of $300,734.

The foregoing description of the terms and conditions of the Note is qualified in its entirety by, and made subject to, the more complete information set forth in the Promissory Note between the Company and Dutchess Private Equities Fund, II, LP, included as Exhibit 10.1 in the Form 8-K filed August 25, 2006 and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including our ability to implement our business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products, our ability to broaden our customer base, and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.

DOCUMENT DESCRIPTION

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         10.1

Promissory Note between the Company and Dutchess Private Equities Fund, II, dated August 21, 2006 (included as exhibit 10.1 to the Form 8-K filed on August 25, 2006, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Payment Data Systems, Inc.
(Registrant)

Date March 12, 2007	/s/ Michael R. Long
Michael R. Long
Chief Executive Officer and Chief Financial Officer